                                                                     EXHIBIT 4.4


                                                                  EXECUTION COPY


                                 UNIT AGREEMENT


                 UNIT AGREEMENT dated as of October 30, 1997 between Source Media, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company ("ChaseMellon" or the "Unit Agent"), organized under the laws of the State of New Jersey.

                 WHEREAS, the Company proposes to issue 800,000 shares of its 13 1/2% Senior PIK Preferred Stock (the "Senior PIK Preferred Stock") and warrants (the "Warrants") to purchase 447,000 shares of its Common Stock, par value $0.001 per share (the "Common Stock"), in the form of 800 units (the "Units"), with each Unit consisting of 1,000 shares of Senior PIK Preferred Stock and 558.75 Warrants to purchase one share of Common Stock;

                 WHEREAS, the Company and ChaseMellon in its capacity as warrant agent for the Warrants (the "Warrant Agent") and transfer agent for the Senior PIK Preferred Stock (the "Transfer Agent") desire to appoint ChaseMellon to act as their agent for the purpose of issuing certificates ("Unit Certificates") representing the Units and registration of transfers and exchanges thereof. ChaseMellon in such capacity is referred to herein as the "Unit Agent";

                 WHEREAS, the Units will be exchangeable for the Senior PIK Preferred Stock and Warrants represented thereby immediately upon sale by the Initial Purchasers (the "Separability Date");


                 NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                 SECTION 1. Appointment of Unit Agent. (a) The Company hereby appoints the Unit Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Unit Agent hereby accepts such appointment.

                 (b) The Transfer Agent and the Company hereby appoint the Unit Agent as a co-transfer agent for the Senior PIK Preferred Stock for so long as the Senior PIK Preferred Stock is represented by the Units. In its capacity as a co-transfer agent, the Unit Agent shall have the rights and obligations provided for a transfer agent in the Certificate of Designation governing the Senior PIK Preferred Stock.

                 (c) The Warrant Agent and the Company hereby appoint the Unit Agent as an agent of the Warrant Agent for the purposes of maintaining a register of the registered owners of and the registration of transfers and exchanges of the Warrants represented by the Units.


                 SECTION 2. Unit Certificates. (a) The Units will be issued in registered form as definitive Unit certificates substantially in the form of Exhibit A attached hereto.

                 (b) Legends. Each Unit Certificate evidencing the Units (and all Units issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

         THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE BY ITS ACQUISITION HEREOF OR A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A), (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO SOURCE MEDIA, INC. ("SOURCE") OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER FURNISHES TO THE WARRANT AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE AMOUNT OF WARRANTS OR WARRANT SHARES

         AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO SOURCE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE, BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO SOURCE), (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO SOURCE) AND IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATIONS S UNDER THE SECURITIES ACT. THE UNIT AGREEMENT, DATED AS OF OCTOBER 30, 1997, BETWEEN SOURCE AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C., CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.


                 SECTION 3. Execution of Unit Certificates. Each Unit Certificate shall be signed on behalf of the Company by its Chairman of the Board or its President, Chief Executive Officer, Chief Operating Officer, Treasurer, Chief Financial Officer or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Chief Financial Officer, Treasurer, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Unit Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Vice President, Treasurer, Chief Financial Officer, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Unit Certificates shall be countersigned and delivered or disposed of such officer shall have ceased to hold such office.

                 In case any officer of the Company who shall have signed any of the Unit Certificates shall cease to be such officer before the Unit Certificates so signed shall have been countersigned by the Unit Agent, or disposed of by the Company, such Unit Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Unit Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Unit Certificate, shall be a proper officer of the Company to sign such Unit Certificate, although at the date of the execution of this Unit Agreement any such person was not such officer.

                 Unit Certificates shall be dated the date of counter-signature by the Unit Agent.


                 SECTION 4. Registration and Countersignature. The Unit Agent, on behalf of the Company and upon written direction of the Company, shall number and register the Unit Certificates in a register as they are issued by the Company.

                 Unit Certificates shall be manually countersigned by the Unit Agent and shall not be valid for any purpose unless so countersigned. The Unit Agent shall, upon written instructions of the Chairman of the Board, the President, Chief Executive Officer, Chief Operating Officer, a Vice President, Chief Financial Officer, Treasurer, the Secretary or an Assistant Secretary of the Company, initially countersign and deliver not more than 800 Units and shall thereafter countersign and deliver Units in accordance with the written instructions of the foregoing officers.

                 The Company and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Unit Agent shall be affected by any notice to the contrary.


                 SECTION 5. Separation of the Senior PIK Preferred Stock and Warrants. After the Separability Date, the Senior PIK Preferred Stock and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separability Date of any Unit Certificate for exchange for Senior PIK Preferred Stock and Warrants or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Transfer Agent and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the holder thereof in connection therewith, (ii) the

Transfer Agent, if the requirements of the Certificate of Designation with respect to the Senior PIK Preferred Stock for such transaction and any applicable legend are met based solely on the certification by the transferor on the Preferred Stock, shall promptly register, authenticate and deliver a new Senior PIK Preferred Stock Certificate equal in number of shares of Senior PIK Preferred Stock represented by such Unit Certificate in accordance with the direction of such holder and (iii) the Warrant Agent, if the requirements for such transactions are met as confirmed by the Company to the Warrant Agent, shall promptly countersign, register and deliver a new Warrant Certificate for the number of Warrants previously represented by such Unit Certificate in accordance with the directions of such holder. The Warrant Agent and the Transfer Agent will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

                 Following the Separability Date, no Unit Certificates shall be issued upon transfer or exchange of Unit Certificates, or otherwise.


                 SECTION 6. Rights of Unit Holders. The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the number of shares of Senior PIK Preferred Stock represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes. The Company agrees that it shall be bound by all provisions of the Certificate of Designation governing the Senior PIK Preferred Stock and that the Senior PIK Preferred Stock and Warrants represented by each Unit Certificate shall be deemed valid and obligatory obligations of the Company.


                 SECTION 7. Unit Agent. The Unit Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties and obligations shall be read into this Agreement against the Unit Agent) upon the following terms and conditions, by all of which the Company and the holders of Units, by their acceptance thereof, shall be bound:

                 (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Company, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent or action taken or to be taken by it. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise provided.

                 (b) The Unit Agent shall not be responsible for and shall incur no liability to the Company or any holder of the Units for any failure of the Company to comply with any of the covenants in this Agreement or in the Unit Certificates to be complied with by the Company.

                 (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel provided, that the foregoing clause shall not apply if the Unit Agent is found to have acted with willful misconduct or gross negligence.

                 (d) The Unit Agent shall incur no liability or responsibility to the Company or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                 (e) The Company agrees to pay to the Unit Agent reasonable compensation for all services rendered by the Unit Agent in connection with this Agreement, to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature (including attorneys' fees) incurred by the Unit Agent in the connection with this Agreement and to indemnify the Unit Agent and its agents, employees, directors, officers and affiliates and save it and them harmless against any and all liabilities, losses and expenses including without limitation judgments, costs and counsel fees and actual expenses, for anything done or omitted by the Unit Agent in connection with this Agreement except as a result of the Unit Agent's gross negligence or willful misconduct. The obligation of the Company to the Unit Agent under this subparagraph (e) shall survive the termination of the agency under this Agreement.

                 (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action unless the Company or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity for any costs and expenses which may be incurred acceptable to the Unit Agent. This provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units my be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent for the benefit of holders of Unit Certificates and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

                 (g) The Unit Agent, and any stockholder, director, officer or employee of it (the "Related Parties"), may buy, sell or deal in any of the securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent or such Related Parties from acting in any other capacity for the Company or for any other legal entity.

                 (h) The Unit Agent shall act hereunder solely as agent for the Company, the Transfer Agent and the Warrant Agent, and its duties shall be determined solely by the provisions hereof. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith or willful misconduct.

                 (i) Before the Unit Agent acts or refrains from acting with respect to any matter contemplated by this Unit Agreement, it may require:

                          (1) an officers' certificate signed by two officers stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Unit Agreement relating to the proposed action have been complied with; and

                          (2) an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                 Each officers' certificate or opinion of counsel with respect to compliance with a condition or covenant provided for in this Unit Agreement shall include:

                          (1)  a statement that the person making such
         certificate or opinion has read such covenant or condition;

                          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          (3) a statement that in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                 The Unit Agent shall not be liable for and shall be fully protected with respect to any action it takes or omits to take in good faith in reliance on any such certificate or opinion.

                 (j) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Unit Agreement. However, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Unit Agreement.

                 (k) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the document.

                 (l) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.


                 SECTION 8. Notices to Company and Unit Agent, Transfer Agent and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage paid, addressed

If to the Company:

                 Source Media, Inc.
                 8140 Walnut Hill Lane
                 Suite 1000
                 Dallas, Texas 75231
                 Attention:  Chief Financial Officer
                 Facsimile:  (214) 890-9014
         with a copy to:

                 Thompson & Knight
                 1700 Pacific Avenue
                 Suite 3300
                 Attention:  Michael L. Bengtson, Esq.
                 Facsimile:  (214) 969-1751

If to the Unit Agent, Warrant Agent or the Transfer Agent:

                 ChaseMellon Shareholder Services, L.L.C.
                 2323 Bryan Street
                 Suite 2300
                 Dallas, TX  75201-2656
                 Facsimile:  (214) 965-2233

                 The parties hereto by notice to the other parties may designate additional or different addresses for subsequent communications or notice.

                 Any notice to be mailed to a holder of Units shall be mailed to him or her at the address that appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, Transfer Agent and Warrant Agent. The Unit Agent shall furnish the Company, the Transfer Agent or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the holders of the Senior PIK Preferred Stock or Warrants and at such other times as may be reasonably requested.


                 SECTION 9. Change of Unit Agent. The Unit Agent may resign and be discharged from its duties under this Agreement by giving to the Company 30 days' notice in writing. The Unit Agent may be removed by like notice to the Unit Agent from the Company. If the Unit Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Unit Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Unit Agent or by any holder of the Units (who shall with such notice submit his Unit for inspection by the Company), then the Unit Agent or any such holder may apply to any court of competent jurisdiction for the appointment of a successor to the Unit Agent. Pending appointment of a successor to the Unit Agent, either by the Company or by such court, the duties of the Unit Agent shall be carried out by the Company. Any successor Unit Agent, whether appointed by the Company or such a court, shall be a suitable alternate, experienced in these duties and in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as Unit Agent a combined capital and surplus of at least $25,000,000. After appointment, the successor Unit Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Unit Agent without further act or deed; but the former Unit Agent shall deliver and transfer to the successor Unit Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 9, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Unit Agent or the appointment of the successor Unit Agent, as the case may be. In the event of such resignation or removal, the Company or the successor Unit Agent shall mail by first class mail, postage prepaid, to each holder of the Units, written notice of such removal or resignation and the name and address of such successor Unit Agent.


                 SECTION 10. Supplements and Amendments. The Company, the Transfer Agent, the Warrant Agent and the Unit Agent may from time to time supplement or amend this Agreement without the approval of any holders of Unit Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company, the Transfer Agent, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Unit Certificates.
Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the Unit holders shall require the written consent of registered holders of a majority of the then outstanding Units.


                 SECTION 11. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company, the Transfer Agent, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.


                 SECTION 12. Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND

SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.


                 SECTION 13. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the Transfer Agent, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.


                 SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                           SOURCE MEDIA, INC.


                                           By: /s/ MICHAEL G. PATE
                                              ----------------------------------
                                              Name: Michael G. Pate
                                              Title: Chief Financial Officer


                                           CHASEMELLON SHAREHOLDER
                                             SERVICES, L.L.C.
                                             as Transfer Agent,
                                             Warrant Agent and Unit Agent


                                           By: /s/ R. JOHN DAVIS, VP
                                              ----------------------------------
                                               Name: R. John Davis
                                               Title: Vice President

                                                                       EXHIBIT A


                               [FORM OF SECURITY]

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE SECURITYHOLDER (1) REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
         (2), (3) or (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR PURCHASING PURSUANT TO CLAUSE (2)(B) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE UNIT AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                       EXHIBIT A
                                                                          Page 2




                               SOURCE MEDIA, INC.

                      Units Consisting of 1,000 Shares of
                           Senior PIK Preferred Stock
                   and 558.75 Warrants, each to Purchase One
                             Share of Common Stock

No.                                                            CUSIP No. [    ]

                 SOURCE MEDIA, INC., a Delaware corporation (the "Company"),
which term includes any successor corporation, hereby certifies that [       ]
is the owner of [              ] Units as described above, transferable only on
the books of the Company by the holder thereof in person or by his or her duly authorized attorney on surrender of this Certificate properly endorsed. Each Unit consists of 1,000 shares of 13.5% Senior PIK Preferred Stock ("Senior PIK Preferred Stock") and 558.75 Warrants to purchase one share of Common Stock, par value $0.01 per share, of the Company (the "Warrants"). This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of October 30, 1997 among the Company and ChaseMellon Shareholder Services, L.L.C, as Unit Agent (the "Unit Agent"), Transfer Agent and Warrant Agent, and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Senior PIK Preferred Stock are governed by a Certificate of Designation filed with the Secretary of State of Delaware on October 29, 1997 (the "Certificate of Designation"), are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof.

         Reference is made to the further provisions of this Unit Certificate contained herein, which will for all purposes have the same effect as if set forth at this place. Reference is also made to the Warrant Agreement (the "Warrant Agreement") dated as of October 30, 1997 between the Company and ChaseMellon Shareholder Services, L.L.C., as Warrant Agent, which governs the terms of the Warrants, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. Copies of the Unit Agreement, Certificate of Designation and Warrant Agreement are on file at the office of the Company, 8140 Walnut Hill Lane, Suite 1000, Dallas, Texas 75231,
Facsimile: (214) 890-9014, Attention: Corporate Secretary, and are available to any holder on written request and without cost.

                                                                       EXHIBIT A
                                                                          Page 3




         The Senior PIK Preferred Stock and Warrants of the Company represented by this Unit Certificate shall be immediately detachable and separately transferable until the next day after the sale by the Initial Purchasers.

Dated:

                                           SOURCE MEDIA, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



Countersigned:

CHASEMELLON SHAREHOLDER SERVICES


By:
  ----------------------------------
   Authorized Signatory

                                                                       EXHIBIT A
                                                                          Page 4




                                ASSIGNMENT FORM


         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.




Date:
     ------------------------------
                                           Your Signature:
                                                          ----------------------
                                           (Sign exactly as your name appears on
                                           the face of this Security)


Signature Guarantee:



-----------------------------------

                                                                       EXHIBIT A
                                                                          Page 5




(Signatures must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Unit Agent, which requirements will include membership or participation in the
Securities Transfer Agents Medallion
Program ("STAMP") or such other
"signature guarantee program" as may be
determined by the Unit Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities
Exchange Act of 1934, as amended.)